UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Sight Sciences, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Sight Sciences, Inc.
NOTICE & PROXY STATEMENT
Annual Meeting of Stockholders
June 8, 2022
9:00 a.m. (Pacific time)
SIGHT SCIENCES, INC
4040 CAMPBELL AVE, SUITE 100
MENLO PARK, CA 94025

April 29, 2022
To Our Stockholders:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Sight Sciences, Inc. at 9:00 a.m. Pacific time, on Wednesday, June 8, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.
Sincerely,
/s/ Paul Badawi
Paul Badawi
President and Chief Executive Officer

SIGHT SCIENCES, INC.
4040 Campbell Ave, Suite 100
Menlo Park, CA 94025
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD WEDNESDAY, JUNE 8, 2022
The Annual Meeting of Stockholders (the “Annual Meeting”) of Sight Sciences, Inc., a Delaware corporation (the “Company”), will be held at 9:00 a.m. Pacific time on Wednesday, June 8, 2022. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SGHT2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
•
To elect Paul Badawi, Brenda Becker and Erica Rogers as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 11, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Jeremy Hayden, Chief Legal Officer, at jhayden@sightsciences.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
/s/ Paul Badawi
Paul Badawi
President and Chief Executive Officer
Menlo Park, California
April 29, 2022

SIGHT SCIENCES, INC.
4040 Campbell Avenue, Suite 100
Menlo Park, CA 94025
PROXY STATEMENT
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Sight Sciences, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 8, 2022 (the “Annual Meeting”), at 9:00 a.m. Pacific time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SGHT2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of our common stock as of the close of business on April 11, 2022 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. Each share of our common stock entitles its holders to one vote per share on all matters presented to our stockholders generally. As of the Record Date, there were 47,590,348 shares of common stock outstanding and entitled to vote at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 29, 2022 to our stockholders on the Record Date.
In this proxy statement, “Sight”, “Sight Sciences”, “Company”, “we”, “us”, and “our” refer to Sight Sciences, Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 8, 2022
This Proxy Statement and our 2021 Annual Report to Stockholders are available at http://www.proxyvote.com/
Proposals
At the Annual Meeting, our stockholders will be asked:
•
To elect Paul Badawi, Brenda Becker and Erica Rogers as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;

•	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:
•	FOR the election of Paul Badawi, Brenda Becker and Erica Rogers as Class I Directors; and
•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Sight Science is making this proxy statement and its 2021 Annual Report available to its stockholders electronically via the Internet. On or about April 29, 2022, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 11, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of our common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 47,590,348 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
You may attend the Annual Meeting online only if you are an Sight Sciences stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/SGHT2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m. Pacific time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:00 a.m. Pacific] time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:
•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 7, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•	by submitting a duly executed proxy bearing a later date;
•	by granting a subsequent proxy through the Internet or telephone;
•	by giving written notice of revocation to the Secretary of Sight Sciences prior to or at the Annual Meeting; or
•	by voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 3 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the ongoing COVID-19 pandemic, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/SGHT2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/SGHT2022.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?
Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes).	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the other proposals before the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the other proposals before the Annual Meeting.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have eight (8) directors on our Board. Our current Class I Directors are Paul Badawi, Brenda Becker and Erica Rogers. The Board has nominated Paul Badawi, Brenda Becker and Erica Rogers for election as Class I Directors at the Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose current term will expire at the Annual Meeting and, if elected at the Annual Meeting, whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; Class II, whose term will expire at the 2023 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2024 Annual Meeting of Stockholders. The current Class I Directors are Paul Badawi, Brenda Becker and Erica Rogers; the current Class II Directors are Staffan Encrantz, Valeska Schroeder., Ph.D. and Mack Hicks; and the current Class III Directors are Donald Zurbay and David Badawi, M.D.
Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors.
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. In the event that any of Mr. Badawi, Ms. Rogers or Ms. Becker should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that any of Mr. Badawi, Ms. Rogers or Ms. Becker will be unable to serve if elected. Each of Mr. Badawi, Ms. Rogers and Ms. Becker has consented to being named in this proxy statement and to serve if elected.
Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors
The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.
Nominees For Class I Director (terms to expire at the 2025 Annual Meeting)
The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:
Name	Age	Served as a Director Since	Position with Sight Sciences
Paul Badawi	47	2011	President, Chief Executive Officer and Director
Erica Rogers	59	2019	Director
Brenda Becker	62	2022	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the 2022 Annual Meeting are as follows:
Paul Badawi
Paul Badawi is a co-founder of our Company and has served as our Chief Executive Officer and a member of our Board since the Company was founded in 2011. Mr. Badawi holds an M.B.A. from the University of California, Los Angeles and a B.S. in Biological Sciences from the University of Chicago. We believe that Mr. Badawi’s experience in the industry and knowledge of our Company qualify him to serve on our board of directors.
Erica Rogers
Erica Rogers has served as a member of our Board since November 2019. Since October 2012, Ms. Rogers has served as President and Chief Executive Officer and a member of the board of Silk Road Medical, a medical device company. Ms. Rogers is also a director of Lucira Health, a diagnostics company, and currently serves as an advisor to Alydia Health and Venture Investors. Ms. Rogers holds a B.S. in Zoology from San Diego State University. We believe that Ms. Rogers’ experience in the medical device industry qualifies her to serve on our board of directors.
Brenda Becker
Brenda Becker has served as a member of our Board since March 2022. Since 2007, Ms. Becker has served as the Senior Vice President, Global Government Affairs for Boston Scientific. Prior to joining Boston Scientific in 2007, Ms. Becker served in the George W. Bush administration under former Vice President Dick Cheney as Assistant to the Vice President for Legislative Affairs. In that capacity, she advised the Vice President and senior White House staff on legislative strategy from 2004 to 2007. In addition, from 2001 to 2004, Ms. Becker served as the Assistant Secretary for Legislative and Intergovernmental Affairs at the U.S. Department of Commerce where she provided counsel to the Secretary of Commerce and other senior commerce officials. Ms. Becker holds a B.A. in Political Science and Public Administration from Michigan State University and a Master’s in Business Administration from Central Michigan University. We believe that Ms. Becker’s experience in the medical device industry and legislative expertise qualify her to serve on our board of directors.

Continuing members of the Board of Directors:
Class II Directors (terms to expire at the 2023 Annual Meeting)
The current members of the Board of Directors who are Class II Directors are as follows:
Name	Age	Served as a Director Since	Position with Sight Sciences
Staffan Encrantz	70	2017	Chairman of the Board of Directors
Valeska Schroeder., Ph.D.	49	2019	Director
Mack Hicks	41	2011	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Staffan Encrantz
Staffan Encrantz has served as a member of our Board since 2017. Mr. Encrantz is the President of Allegro Investment Inc., the investment manager of Allegro Investment Fund, L.P. Mr. Encrantz holds a law degree from Uppsala University, Sweden. We believe that Mr. Encrantz’ financial and industry experience qualify him to serve on our board of directors.
Valeska Schroeder, Ph.D.
Valeska Schroeder has served as a member of our Board since 2019. Since 2016, Dr. Schroeder has served as a Managing Director of KCK Medical Technologies, a single family evergreen fund that invests in medical technologies. From March 2014 to July 2016, Dr. Schroeder served as Senior Vice President, Product Management of Vital Connect, Inc., a wearable biosensor technology company. Dr. Schroeder holds a Ph.D., M.S. and B.S. in Materials Sciences and Engineering from the University of California at Berkeley. We believe that Dr. Schroeder’s experience in the healthcare industry qualifies her to serve on our board of directors.
Mack Hicks
Mack Hicks has served as a member of our Board since 2011. Since 2007, Mr. Hicks has been a Partner of Hicks Holdings LLC, an investment company. Prior to that, Mr. Hicks served as a research analyst at Halcyon Asset Management from 2005 to 2006 and worked at Credit Suisse in 2004. Mr. Hicks holds a B.A. in History from the University of Texas at Austin. We believe that Mr. Hicks’ financial and industry experience qualify him to serve on our board of directors.

Class III Directors (terms to expire at the 2024 Annual Meeting)
The current members of the Board of Directors who are Class III Directors are as follows:
Name	Age	Served as a Director Since	Position with Sight Sciences
Donald Zurbay	54	2020	Director
David Badawi, M.D.	52	2011	Chief Technology Officer and Director
The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
Donald Zurbay
Donald Zurbay has served as a member of our Board since July 2020. Since June 2018, Mr. Zurbay has served as the Chief Financial Officer of Patterson Companies, a global medical device company. Before that, from March 2004 to February 2017, Mr. Zurbay held various leadership positions at St. Jude Medical, Inc., where he most recently served as Vice President and Chief Financial Officer from August 2012 to January 2017. Mr. Zurbay currently serves on the board of Silk Road Medical. Mr. Zurbay holds a B.S. in Business Accounting from the University of Minnesota. We believe that Mr. Zurbay’s experience with publicly-traded healthcare companies and financial expertise qualify him to serve on our board of directors.
David Badawi, M.D.
David Badawi is a co-founder of our Company and has served as our Chief Technology Officer and a member of our Board since the Company was founded in 2011. Since 2012, Dr. Badawi has also served as the president and a practicing ophthalmologist at Central Eye Care Ltd, an ophthalmology practice. Dr. Badawi holds an M.D. from Georgetown University and a B.S. in Microbiology from the University of Maryland. We believe that Dr. Badawi’s medical experience and knowledge of our Company qualify him to serve on our board of directors.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Deloitte & Touche LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2019.
Neither Deloitte & Touche LLP nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Deloitte & Touche LLP is expected to attend the 2022 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Deloitte & Touche LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Deloitte & Touche LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Deloitte & Touche LLP we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Deloitte & Touche LLP, as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2022.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of as Sight Sciences, Inc., a Delaware corporation (the “Company”) for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Donald Zurbay (Chair)
Mack Hicks
Erica Rogers

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Deloitte & Touche LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit and other services:
Fee Category	2021	2020
Audit Fees	$2,280,000	$435,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$2,280,000	$435,000
Audit Fees
Audit fees consist of professional services for the audits of our annual consolidated financial statements, review of interim financial statements, and other services normally provided by Deloitte & Touche LLP in connection with regulatory filings. Audit fees incurred in 2021 include fees of $1,100,000 associated with our initial public offering, which was completed in July 2021.

Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Deloitte & Touche LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Deloitte & Touche LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee may, on a periodic basis, review and generally pre-approve the services (and related fee levels or budgeted amounts) that may be provided by Deloitte & Touche LLP without Deloitte & Touche LLP first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the Pre-Approval Policy was adopted.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:
Name	Age	Position
Paul Badawi(1)	47	President, Chief Executive Officer and Director
David Badawi, M.D.(2)	52	Chief Technology Officer and Director
Jesse Selnick(3)	47	Chief Financial Officer
Sam Park(4)	61	Chief Operating Officer
Jeremy Hayden(5)	52	Chief Legal Officer
(1)	See biography on page 9 of this proxy statement.
(2)	See biography on page 11 of this proxy statement.
(3)
Mr. Selnick has served as our Chief Financial Officer since January 2018. From March 2012 to March 2017, Mr. Selnick served as the Chief Financial Officer and a member of the board of Electric Lightwave (previously known as Integra Telecom), a telecom infrastructure company, until its purchase by Zayo Group Holdings, Inc. in March 2017. Prior to that, Mr. Selnick worked at The Blackstone Group from 2003 to February 2012, where he most recently served as Managing Director. Mr. Selnick holds an M.B.A. from Harvard Business School and a B.S. in Economics from the Wharton School at the University of Pennsylvania.

(4)
Mr. Park has served as our Chief Operating Officer since March 2020. From March 2016 to May 2019, Mr. Park served as the founder and Chief Executive Officer of Park Medical, a medical device company. Mr. Park holds a B.S. in Mechanical Engineering from the University of California, Irvine.

(5)
Jeremy Hayden has served as our Chief Legal Officer since April 2020. From August 2017 to April 2020, Mr. Hayden served as General Counsel of Endologix, Inc. Prior to that, Mr. Hayden served as General Counsel and Vice President, Business Development at Cytori Therapeutics, Inc. from July 2015 to August 2017 and from May 2012 to July 2015 he served as Assistant General Counsel at Volcano Corporation, a publicly traded medical device company that was acquired by Royal Phillips in 2015. Mr. Hayden holds a J.D. from the University of Michigan Law School and an A.B. in Politics from Princeton University. Endologix, Inc. filed for Chapter 11 bankruptcy in July 2020.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Governance” section of the “Investors” page of our website located at www.sightsciences.com.
Board Composition
Our Board of Directors currently consists of eight members: Paul Badawi, David Badawi, Brenda Becker, Staffan Encrantz, Mack Hicks, Erica Rogers, Valeska Schroeder, Ph.D. and Donald Zurbay. As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of all of the then outstanding shares of voting stock of the Company entitled to vote at an election of directors.
Director Independence
Our board of directors currently consists of eight members. Our board of directors has determined that, of our directors, Brenda Becker, Staffan Encrantz, Mack Hicks, Erica Rogers, Valeska Schroeder, Ph.D. and Donald Zurbay do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”). The Nasdaq Rules’ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by the Nasdaq Rules, our board of directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Except for Paul Badawi and David Badawi, who are brothers, there are no family relationships among any of our directors or executive officers.
Board Diversity Matrix
Board Diversity Matrix (As of April 29, 2022)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	4	—	2
Part II: Demographic Background
African American or Black	—	—	—
Alaskan Native or Native American	—	—	—
Asian	—	—	—
Hispanic or Latinx	—	—	—

Board Diversity Matrix (As of April 29, 2022)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Native Hawaiian or Pacific Islander	—	—	—
White	2	4	—
Two or More Races or Ethnicities	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—	—	—	2
Executive Sessions
Our independent directors meet in executive session on a regularly scheduled basis. Each executive session of the independent directors is presided over by the Chairman of the Board.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Erica Rogers, one of our Class I Director nominees, was recommended by one of our outside legal advisors. Brenda Becker, another one of our Class I Director nominees, was recommended by Spencer Stuart, an executive search firm.
In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of ensuring that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Sight Sciences, Inc., 4040 Campbell Ave, Suite 100, Menlo Park, California 94025. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, Sight Sciences, Inc., 4040 Campbell Ave, Suite 100, Menlo Park, California 94025.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. We currently have an independent Chairman of the Board and a majority of our Board is comprised of independent directors. Our Board believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board of Directors has concluded that our current leadership structure is appropriate at this time.
However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. If, in the future, the Chairman of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Director. The Lead Director’s responsibilities would include, but would not be limited to, presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the non-management directors or independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chairman of the Board.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management and for overseeing management of regulatory risks. Our Audit Committee is responsible for discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and for overseeing financial and cybersecurity risks. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Our Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Ethics and Code of Conduct
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and

Ethics on our website, www.sightsciences.com, in the “Investors” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.
Attendance by Members of the Board of Directors at Meetings
There were seven meetings of the Board of Directors during the fiscal year ended December 31, 2021. During the fiscal year ended December 31, 2021, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which is available on our website at www.sightsciences.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend.

COMMITTEES OF THE BOARD
Our Board has established four standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.
Name	Audit	Compensation	Nomination and Corporate Governance
Staffan Encrantz		X	Chairperson
Mack Hicks	X
Brenda Becker			X
Erica Rogers	X	Chairperson
Valeska Schroeder		X
Donald Zurbay	Chairperson		X
Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process. Our Audit Committee’s responsibilities include, among other things:
•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;
•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	coordinating our board of directors’ oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•	discussing our risk management policies;
•	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;
•	reviewing and approving or ratifying any related person transactions; and
•	preparing the audit committee report required by Securities and Exchange Commission, or SEC, rules.
The Audit Committee charter is available on our website at www.sightsciences.com. The members of the Audit Committee are Mack Hicks, Erica Rogers and Donald Zurbay. Mr. Zurbay serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Hicks, Ms. Rogers and Mr. Zurbay is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq Rules. In addition, our Board of Directors has determined that Mr. Zurbay qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met three times in 2021.
Compensation Committee
Our Compensation Committee oversees policies relating to the compensation and benefits of our executive officers and directors. Our Compensation Committee’s responsibilities include, among other things:
•	reviewing and approving, or recommending for approval by the board of directors, the compensation of our CEO and our other executive officers;
•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our board of directors with respect to director compensation;
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and
•	preparing the annual compensation committee report required by SEC rules, to the extent required.
The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at www.sightsciences.com, the Compensation Committee may, in its sole discretion, retain or obtain advice from compensation consultants, legal counsel or other advisers (independent or otherwise), to assist in carrying out its responsibilities. In 2021, the Compensation Committee engaged Compensia, Inc., a compensation consulting firm (“Compensia”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. Compensia reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Compensia and has determined that Compensia work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Staffan Encrantz, Erica Rogers and Valeska Schroeder. Ms. Rogers serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met two times in 2021.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee oversees and assists our Board in reviewing and recommending nominees for election as directors and developing and maintaining our corporate governance policies. Our Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•	identifying individuals qualified to become board members;
•	recommending to our board of directors the persons to be nominated for election as directors and to each board committee;
•
developing and recommending to our board of directors corporate governance guidelines, and reviewing and recommending to our board of directors proposed changes to our corporate governance guidelines from time to time; and

•	overseeing a periodic evaluation of our board of directors.
The Nominating and Corporate Governance Committee charter is available on our website at www.sightsciences.com. The members of our Nominating and Corporate Governance Committee are Staffan Encrantz, Brenda Becker and Donald Zurbay. Mr. Encrantz serves as the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee met two times in 2021.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our named executive officers. We are an “emerging growth company,” within the meaning of the JOBS Act, and have elected to comply with the reduced compensation disclosure requirements available to emerging growth companies under the JOBS Act. For 2021, our named executive officers and their positions were:
•	Paul Badawi, President and Chief Executive Officer;
•	Jesse Selnick, Chief Financial Officer; and
•	Sam Park, Chief Operating Officer
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the completion of this offering may differ materially from the currently planned programs summarized in this discussion.
2021 Summary Compensation Table
The following table sets forth all of the compensation awarded to or earned by or paid to our named executive officers during 2021 and 2020.
Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation($)(2)	All Other Compensation	Total
Paul Badawi President and Chief Executive Officer	2021	$424,167	$7,929,746	$226,495	—	$8,580,408
	2020	$360,000	—	$136,710	—	$496,710
Jesse Selnick Chief Financial Officer	2021	$314,167	$3,299,452	$149,076	—	$3,762,695
	2020(3)	—	—	—	—	—
Sam Park Chief Operating Officer	2021	$322,917	$880,005	$150,328	—	$1,353,250
	2020	$332,326	$165,406	$90,628	—	$588,360
(1)
Amounts reflect the full grant-date fair value of stock options granted during the given year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of the stock option awards made to named executive officers in Note 11 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

(2)	Amounts represent bonuses earned by our named executive officers for 2021 and 2020 under our annual incentive program.
(3)	In 2020, Jesse Selnick was not a named executive officer.
Narrative to Summary Compensation Table
Primary Elements of Our Executive Compensation Program
For 2021, the primary elements of our named executive officers’ compensation were base salary, annual cash incentive bonuses and long-term equity incentive compensation.
Base Salaries
The base salaries of our named executive officers are an important part of their total compensation package and are intended to reflect their respective positions, duties and responsibilities. Upon completion of our IPO in July 2021, each named executive officer received a base salary increase. For 2021, the named executive officers’ annual base salaries were:
Named Executive Offer	2021 Initial Annual Base Salary	2021 Increased Annual Base Salary
Paul Badawi	$360,000	$500,000
Jesse Selnick	$250,000	$390,000
Sam Park	$300,000	$350,000

Annual Incentive Compensation
We maintain an annual bonus program for all employees who are not eligible for commissions and who are otherwise eligible to participate in the program, including our named executive officers. Participants in the bonus program may earn a performance-based cash bonus based on our achievement of specified performance goals. Performance goals for the 2020 bonus program generally related to specified commercial (weighted 50%), clinical (weighted 25%), research and development (weighted 10%), regulatory (weighted 7.5%) and financial (weighted 7.5%) objectives, while performance goals for the 2021 bonus program generally related to certain commercial (weighted 100%) objectives. For 2021, the named executive officers had the following target annual bonus amounts, expressed as a percentage of base salary received during the year:
Named Executive Offer	2021 Bonus Target(1)
Paul Badawi	55%
Jesse Selnick	45%
Sam Park	45%
(1)	Bonus target percentages were increased from 35% for each named executive officer in July 2021, upon completion of our IPO.
In February 2022, our board of directors determined the bonus payments with respect to 2021. The actual amounts of the 2021 annual bonuses paid to our named executive officers are included in the “Non-Equity Incentive Plan Compensation” column of the 2021 Summary Compensation Table above.
Equity Compensation
We generally offer stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Beginning in September 2021, new employees were also offered restricted stock units in addition to stock options when their employment begins. Our stock options generally allow employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Stock options granted upon an employee’s commencing employment generally vest as to 25% of the underlying shares on the first anniversary of the date of grant and in equal monthly installments over the following three years. Subsequent grants to employees generally vest as to 1/48th of the shares underlying the stock option each month for four years following the date of grant. Historically, our stock options have been intended to qualify as “incentive stock options” to the extent permitted under the Internal Revenue Code. Each restricted stock unit represents the right to receive a share of our common stock or the equivalent amount of cash upon vesting. Restricted stock units generally vest in four equal annual installments.
Prior to our IPO in July 2021, we granted equity awards under our 2011 Stock Incentive Plan, referred to below as the 2011 Plan. In connection with the IPO, we adopted a 2021 Incentive Award Plan, referred to below as the 2021 Plan. The 2021 Plan became effective on the day prior to our first public trading date. After the 2021 Plan became effective, we ceased making grants under the 2011 Plan. However, the 2011 Plan continues to govern the terms and conditions of the outstanding awards granted under it.
Retirement Plans and Other Employee Benefits
Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. We also sponsor a 401(k) defined contribution plan in which our named executive officers may participate, subject to limits imposed by the Code, to the same extent as our other full-time employees. We did not make any employer contributions to the 401(k) plan for 2021. We have not typically provided our executive officers with any perquisites, and none of the named executive officers received perquisites for 2021.
Employment, Severance or Change in Control Agreements
Effective on the date of our IPO, we entered into new employment agreements with the named executive officers that superseded their offer letter agreements with us.
Under the employment agreements, if we terminate Mr. Badawi’s, Mr. Selnick’s or Mr. Park’s employment without “cause” or the named executive officer resigns for “good reason” other than in connection with a change in control, subject to the execution and non-revocation of a separation agreement and release with the Company and compliance with restrictive covenants contained therein, the named executive officer will be entitled to receive (i) continued payment of base salary for 18 months for Mr. Badawi or 12 months for Messrs. Selnick and Park, (ii) any unpaid bonus earned for the year prior to the year of termination, (iii) for Mr. Badawi, a prorated annual bonus for the year of termination based on actual performance and payable when annual bonuses for such year are paid to other executives of the Company, (iv) for Mr. Selnick, accelerated vesting of each stock option held by him as of our IPO in July 2021 with respect to the minimum number of shares (if any) necessary for such stock option to have become vested and exercisable as to not less than two-thirds of the number of shares originally subject to such stock option and (v) direct payment of or reimbursement for COBRA premiums, less the amount the named executive officer would have paid for coverage as an active employee, for up to 18 months for Mr. Badawi and 12 months for Messrs. Selnick and Park. If such a qualifying termination occurs on or within 12 months following the date of a change in control, subject to the execution and non-revocation of a separation agreement and release with the Company and compliance with restrictive covenants contained therein, the named executive officer will be entitled to receive, in lieu of the payments and benefits described above, (a) continued payment of the named executive officer’s base salary for 24 months for Mr. Badawi or 18 months for Messrs. Selnick and Park, (b) any unpaid bonus earned for the year prior to the year of termination, (c) a payment equal to 2 times for Mr. Badawi or 1.5 times for Messrs. Selnick and Park the named executive officer’s target annual bonus for the year of termination, (d) direct payment of or reimbursement for COBRA premiums, less the amount the named executive officer would have paid for coverage as an active employee, for up to 24 months for Mr. Badawi or 18 months for Messrs. Selnick and Park and (e) for Messrs. Badawi and Park, all unvested equity or equity-based awards that vest solely based on the named executive officer’s continued employment or service with the Company will accelerate and vest in respect of 100% of the shares subject thereto.
Outstanding Equity Awards at 2021 Fiscal Year-End
The following table provides information about outstanding equity awards held by each of our named executive officers as of December 31, 2021. Awards were granted under the 2021 and 2011 Plans.
	Option Awards
Name	Vesting Start Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Paul Badawi	5/24/2021	94,790	555,210(1)	$10.96	5/24/2031
	5/24/2021	8,568	50,185(1)	$24.00	7/13/2031

Jesse Selnick	1/23/2018	117,500	2,500(2)	$0.35	2/27/2028
	3/18/2019	27,500	12,500(1)	$0.62	4/16/2029
	5/24/2021	43,750	256,250(1)	$10.96	5/24/2031

Sam Park	3/13/2020	13,334	45,000(2)	$1.96	5/10/2030
	7/30/2020	3,000	10,334(1)	$1.96	7/29/2030
	5/24/2021	11,666	68,334(1)	$10.96	5/24/2031
(1)	The option vests in 48 equal monthly installments following the vesting start date.
(2)	The option vests as to 25% of the underlying shares on the first anniversary of the vesting start date and in 36 equal monthly installments thereafter.
Director Compensation
Prior to our IPO in July 2021, we were party to letter agreements with Ms. Rogers and Mr. Zurbay, our non-employee directors who were not affiliated with a significant stockholder, that provided for certain terms and conditions of their service on our board of directors, including annual retainers and the grant of equity awards. These arrangements were superseded by the non-employee director compensation program that we adopted effective upon our IPO.

For the portion of 2021 preceding our IPO, we paid Ms. Rogers and Mr. Zurbay annual cash retainers equal to $50,000, prorated for the partial year. In addition, in May 2021, each of Ms. Rogers and Mr. Zurbay received an option to purchase 30,000 shares of our common stock. The options had an exercise price of $10.96 per share, which our board of directors determined to be the fair market value per share of our common stock on the date of grant. The options vest monthly in 48 equal installments following the grant date and accelerate upon a Corporate Transaction (as defined in the 2011 Plan).
Under our non-employee director compensation program, which become effective upon our IPO, each non-employee director receives the following amounts for their services on our board of directors:
•
upon the director’s initial election or appointment to our board of directors that occurs after our IPO, a number of restricted stock units equal to $240,000 divided by the closing price of our common stock on the date of grant,

•
on the date of our annual meeting, if the director has served on our board of directors for at least six months as of the date of an annual meeting of stockholders, a number of restricted stock units equal to $120,000 divided by the closing price of our common stock on the date of grant,

•	an annual director fee of $40,000, and
•	if the director serves on a committee of our board of directors or in the other capacities stated below, an additional annual fee as follows:
•	non-executive chair of the board, $37,500,
•	lead independent director, $25,000,
•	chair of the audit committee, $20,000,
•	audit committee member other than the chair, $10,000,
•	chair of the compensation committee, $15,000,
•	compensation committee member other than the chair, $7,500,
•	chair of the nominating and governance committee, $10,000, and
•	nominating and governance committee member other than the chair, $5,000.
Restricted stock units granted upon a director’s initial election or appointment vest in three equal annual installments following the date of grant. The restricted stock units granted annually to directors vest in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant. In addition, all unvested restricted stock units vest in full upon the occurrence of a change in control.
Director fees under the program are payable in arrears in quarterly installments not later than the fifteenth day following the final day of each calendar quarter and prorated for any portion of a quarter that a director is not serving as a non-employee director or a committee member on our board. No fee is payable in respect of any period prior to the effective date of the program.
Mr. Badawi, our Chief Executive Officer, and Dr. Badawi, our Chief Technology Officer, both served on our board of directors during 2021 but have not been included in the 2021 Director Compensation Table below because they did not receive any additional compensation for this service. Information regarding Mr. Badawi’s 2021 compensation is included in the 2021 Summary Compensation Table, Outstanding Equity Awards at 2021 Fiscal Year-End table and associated narrative disclosure above.

2021 Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Staffan Encrantz	$44,144	—	$44,144
Mack Hicks	$23,234	—	$23,234
Andrew Offer	$23,234	—	$23,234
Erica Rogers	$27,323	$330,346	$357,669
Valeska Schroeder	$24,395	—	$24,395
Donald Zurbay	$31,970	$330,346	$362,316
(1)
Amounts reflect the full grant-date fair value of stock options granted during the given year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of the stock option awards made to named executive officers in Note 11 to the audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2021 by each non-employee director who was serving as of December 31, 2021. The non-employee directors did not hold any unvested stock awards as of December 31, 2021.
Name	Options Outstanding at Fiscal Year End
Staffan Encrantz	—
Mack Hicks	—
Andrew Offer	—
Erica Rogers	100,000
Valeska Schroeder	—
Donald Zurbay	90,000

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 12, 2022, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 47,590,348 shares of common stock outstanding as of April 12, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 12, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is Sight Sciences, Inc., 4040 Campbell Ave, Suite 100, Menlo Park, California 94025. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.
Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock
Significant Stockholders and Affiliated Entities:
Entities associated with Allegro Investment Fund, L.P.(1)	4,654,574	9.78%
D1 Capital Partners L.P.(2)	5,852,036	12.30%
KCK Ltd.(3)	4,776,232	10.04%
Entities associated with HH Sight Partners, L.P.(3)	4,386,670	9.22%
Directors and Named Executive Officers:
Paul Badawi(5)	5,478,563	11.46%
Jesse Selnick(6)	482,599	1.01%
David Badawi, M.D.(7)	1,822,904	3.80%
Sam Park(8)	80,705	*
Staffan Encrantz(1)	4,654,574	9.78%
Mack Hicks(4)(9)	4,472,876	9.40%
Erica Rogers(10)	46,250	*
Valeska Schroeder, Ph.D.	—	—
Donald Zurbay(11)	36,250	*
Brenda Becker(12)	17,923	*
All Directors and Executive Officers as a group (11 individuals)	21,457,795	44.33%
*	Less than one percent.
(1)
Based solely on a Schedule 13D filed with the SEC on December 10, 2021 on behalf of Allegro Investment Fund L.P. (“Allegro Investment Fund”), Allegro Investors LLC “Allegro Investors”), Allegro Investment Inc. (“Allegro Investment” and, together with Allegro Investment Fund and Allegro Investors, “Allegro”) and Staffan Encrantz. Consists of (i) 4,022,118 shares held by the Allegro Investment Fund and (ii) 632,456 shares held by the Allegro Investors. Allegro Investment provides business management services to the Allegro Investment Fund and may be deemed to have sole power to vote and to dispose of the shares directly owned by the Allegro Investment Fund. Allegro Investment Fund’s general partner is Allegro Fund GP Ltd. (the “GP”). The members of the GP’s board of directors are Jennifer Le Chevalier, Stacy White, and Mr. Encrantz. Mr. Encrantz, a member of our Board of Directors, is the president and sole director of Allegro Investment and the sole member of the Allegro Investors and may be deemed to have sole power to vote and to dispose of the shares directly owned by the Allegro Investment Fund and the Allegro Investors. The principal address for the entities affiliated with Allegro is 525 Middlefield Road, Suite 220, Menlo Park, California 94025.

(2)
Based solely on a Schedule 13G filed on February 14, 2022 on behalf of D1 Capital Partners L.P. (the “Investment Manager”) and Daniel Sundheim (“Mr. Sundheim”). The Investment Manager is a registered investment adviser and serves as the investment manager of D1 Capital Partners Master LP (the “Investment Vehicle”). Mr. Sundheim may be deemed to indirectly beneficially own securities owned by the Investment Manager. The business address of each of D1 Capital Partners Master LP, D1, D1 Capital Partners L.P. and Mr. Sundheim is 9 West 57th Street, 36th Floor, New York, New York 10019.

(3)
The board of directors of KCK Ltd. (“KCK”), consisting of Antoine Sacy, Kamal Kassar, and Nael Karim Kassar, has delegated its authority to vote or invest the shares to Nael Karim Kassar. As such, Nael Karim Kassar may also be deemed to have sole voting and investment with respect to the shares. KCK Medical Technologies (“KCK MedTech”) is a division of KCK-US Inc. (“KCK-US”), a wholly-owned subsidiary of KCK. Valeska Schroeder, Ph.D., a member of our Board of Directors, is a Managing Director of KCK MedTech. The principal address for KCK MedTech is 368 E. Campbell Avenue, Suite 200, Campbell, California 95008. The principal address for KCK is Corner House 4th Floor, 20 Parliament Street, Hamilton, HM 12, Bermuda.

(4)
Based solely on a Schedule 13G filed on February 14, 2022 on behalf of HEP Partners LLC (“HEP Partners”), HH Sight LLC (“HH Sight”), HH Sight Partners GP L.P. (“HH Sight GP”), HH Sight Partners, L.P. (“HH Sight Partners”), HH-IOP Partners, L.P. (“HH-IOP”), Mack H. Hicks, and Thomas O. Hicks. Consists of (i) 2,669,530 shares held by HH Sight Partners and (ii) 1,717,140 shares held by HH-IOP. Mack Hicks is a member of our Board of Directors. HH Sight GP is the general partner of, and may be deemed to indirectly beneficially own securities owned by, each of HH Sight Partners and HH-IOP. HH Sight is the general partner of, and may be deemed to indirectly beneficially own securities beneficially owned by, HH Sight GP. Mack Hicks and Thomas Hicks are the co-managers of, and may each be deemed to indirectly beneficially own securities owned by, HH Sight. HEP Partners is the investment manager of, and may be deemed to indirectly beneficially own securities owned by, each of HH Sight Partners and HH-IOP. Thomas Hicks is the Chairman, President, and Chief Executive Officer of, and may be deemed to indirectly beneficially own securities beneficially owned by, HEP Partners. HEP Partners, HH Sight, HH Sight GP, HH Sight Partners, HH-IOP and Thomas Hicks report shared voting and dispositive power with respect to all shares reported as beneficially owned by such entity or such person. Mack Hicks reports sole voting and dispositive power with respect to 86,206 shares and shared voting and dispositive power with respect to 4,386,670 shares. The principal address for the entities affiliated with HH Sight Partners is 2200 Ross Avenue, Suite 5000, Dallas, Texas 75201.

(5)
Based on a Schedule 13G filed on February 14, 2022 and information known to the Company. Includes (i) 5,264,782 shares of common stock and (ii) 213,781 shares of common stock which Mr. Badawi has the right to acquire pursuant to outstanding share options that will be exercisable within 60 days of April 12, 2022.

(6)
Based on a Schedule 13G filed on February 14, 2022 and information known to the Company. Includes (i) 244,225 shares of common stock and (ii) 238,374 shares of common stock underlying stock options held by the Mr. Selnick that are exercisable within 60 days of April 12 2022.

(7)
Includes (i) 1,448,656 shares of common stock and (ii) 374,248 shares of common stock which Dr. Badawi has the right to acquire pursuant to outstanding share options that will be exercisable within 60 days of April 12, 2022.

(8)
Includes (i) 44,664 shares of common stock and (ii) 36,041 shares of common stock which Mr. Park has the right to acquire pursuant to outstanding share options that will be exercisable within 60 days of April 12, 2022.

(9)	Includes 86,206 shares of common stock held by Mack H. Hicks, as Trustee of the MHH 2016 Descendants Trust.
(10)	Includes 46,250 shares of common stock which Ms. Rogers has the right to acquire pursuant to outstanding share options that will be exercisable within 60 days of April 12, 2022.
(11)	Includes 36,250 shares of common stock which Mr. Zurbay has the right to acquire pursuant to outstanding share options that will be exercisable within 60 days of April 12, 2022.
(12)
Includes 17,923 restricted shares of our common stock issued to the beneficial owner in connection with her appointment and her subsequent election to the Board that had not vested as of April 12, 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”
Voting Agreement
We entered into a Third Amended and Restated Voting Agreement by and among us and certain of our stockholders, pursuant to which the following directors were initially designated to serve as members on our board of directors: Erica Rogers, Don Zurbay and David Badawi. Paul Badawi was selected to serve on our board of directors in his capacity as our chief executive officer. Andrew Offer, Mack Hicks, Staffan Encrantz, and Valeska Schroeder were initially selected to serve on our board of directors as representatives of holders of our preferred stock, as designated by entities affiliated with Scientific Health Development II, Ltd., HH Sight Partners, L.P., Allegro Investment Fund, L.P., and KCK Ltd., respectively.
Right of First Refusal and Co-Sale Agreement
We entered into a Third Amended and Restated Right of First Refusal and Co-sale Agreement, or the First Refusal and Co-Sale Agreement, with certain holders of our common stock, or the Key Holders, and our redeemable convertible preferred stock, which includes certain of our directors and executive officers, pursuant to which we have a right of first refusal in respect of certain sales of securities by our Key Holders. To the extent we do not exercise such right in full, the holders of our redeemable convertible preferred stock are granted certain rights of first refusal and co-sale in respect of such sale. The First Refusal and Co-Sale Agreement terminated immediately prior to the consummation of our IPO.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
Stock Option Grants to Executive Officers and Directors
As of December 31, 2021, we have granted stock options to our executive officers and certain of our directors as more fully described in the section entitled “Executive and Director Compensation.”

STOCKHOLDERS’ PROPOSALS
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 4040 Campbell Ave, Suite 100, Menlo Park, California 94025 in writing not later than December 30, 2022.
Stockholders intending to present a proposal at the 2023 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 8, 2023 and no later than March 10, 2023. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 8, 2023, then our Secretary must receive such written notice not later than the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
OTHER MATTERS
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
SOLICITATION OF PROXIES
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
In connection with our solicitation of proxies for our 2023 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

SIGHT SCIENCES’ ANNUAL REPORT ON FORM 10-K
A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 11, 2022 without charge upon written request addressed to:
Sight Sciences, Inc.
Attention: Secretary
4040 Campbell Ave, Suite 100
Menlo Park, CA 94025
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 at www.sightsciences.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
/s/ Paul Badawi
Paul Badawi
President and Chief Executive Officer
New York, New York
April 29, 2022

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 7, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SGHT2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 7, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D82313-P74115

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SIGHT SCIENCES, INC.

The Board of Directors recommends you vote FOR the following proposal:

	For All	Withhold All	For All Except
1. Election of Class I Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Paul Badawi
02) Brenda Becker
03) Erica Rogers

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as Sight Sciences, Inc.'s independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

D82314-P74115

SIGHT SCIENCES, INC.
Annual Meeting of Stockholders
June 8, 2022 9:00 a.m., Pacific Time
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Sight Sciences, Inc. hereby appoint(s) Paul Badawi and Jesse Selnick, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, of Sight Sciences, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific Time on Wednesday, June 8, 2022 via live webcast accessible at www.virtualshareholdermeeting.com/SGHT2022, and any continuation, adjournment or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Continued and to be signed on reverse side